UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 23, 2007
AMERISAFE, INC.
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	000-51520 (Commission File Number)	75-2069407 (IRS Employer Identification No.)
2301 Highway 190 West
DeRidder, Louisiana 70634
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (337) 463-9052
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 23, 2007, Paul B. Queally notified AMERISAFE, Inc. (the “Company”) of his resignation from the Company’s Board of Directors effective on March 1, 2007.
     At a meeting held on February 27, 2007, the Company’s Board of Directors elected Randy Roach to fill the vacancy created by Mr. Queally’s resignation. Mr. Roach’s term will expire at the Company’s Annual Meeting of Shareholders in 2009. Mr. Roach is the currently serving Mayor of Lake Charles, Louisiana, and is a former member of the House of Representatives of the Louisiana Legislature.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.
By:	/s/ Todd Walker
Todd Walker, Executive Vice President,
General Counsel and Secretary

Date: February 28, 2007